                                                                   EXHIBIT 10.26

                              AMENDMENT AND WAIVER
                                       TO
                              AMENDED AND RESTATED
                              FINANCING AGREEMENT
                            DATED AS OF MAY 28, 1993

THIS AMENDMENT AND WAIVER dated as of January 10, 1997 is made by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), NATIONAL BANK OF CANADA, a Canadian chartered bank ("NBC", and together with CITBC, the "Lenders"), CITBC, in its capacity as the agent for the Lenders ("Agent"), and BUILDERS TRANSPORT, INC., a Georgia corporation ("Company").

                             PRELIMINARY STATEMENT

The Company, the Agent, NBC, and CITBC are parties to that certain Amended and Restated Financing Agreement, dated as of May 28, 1993, as amended to date (the "Financing Agreement"). Terms defined in the Financing Agreement and not otherwise defined herein are used herein as therein defined.

The Company has requested increases in the maximum principal amounts of certain of the credit facilities available pursuant to the Financing Agreement, an extension of the term of the Financing Agreement and certain other modifications of the terms of the Financing Agreement, and the Agent and the Lenders have agreed, upon and subject to all of the terms, conditions and provisions of this Amendment, to such requests.

NOW, THEREFORE, in consideration of the Financing Agreement, the advances and other financial accommodations made thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1. Amendments to Financing Agreement. The Financing Agreement is hereby amended, subject to the provisions of Section 3 hereof, effective as of the date hereof, by

            (a) amending Section 1 Definitions by amending the definition "Revolving Line of Credit" by deleting therefrom the figure "$17,500,000.00" appearing therein and substituting therefor the figure "$22,000,000.00"; and

            (b) the Financing Agreement is further amended as may be necessary conform the provisions thereof not expressly amended hereby to the amendments expressly effected by the foregoing paragraph (a).

        Section 2. Waiver. The Lenders and the Agent hereby waive, subject to the provisions of Section 3, compliance and the effects of non-compliance by the Company with the provisions of Section 4 of the Financing Agreement and provisions of the Promissory Notes evidencing Term Loan I [and/or Term Loan II] that require repayment of principal thereof on December 31, 1996 or March 31, 1997 and agree that the amount of any principal installments that would otherwise have been payable on the Term Loans will be deferred to the final maturity date of December 31, 1997.
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        Section 3.  Effectiveness of Amendment.  Sections 1 and 2 of this
     Amendment shall become effective as of the date hereof upon receipt by the Agent of an amendment fee in the amount of $10,000, for the ratable account of the Lenders, and of the following, each in form and substance satisfactory to the Agent and the Lenders:

            (a) at least five copies of this Amendment, each duly executed and delivered by the Company and each Lender;

            (b) replacement Promissory Notes, dated the effective date of this Amendment and duly executed and delivered by the Company, payable to the order of each Lender, evidencing such Lender's pro rata share of the increase in the Revolving Line of Credit effected by this Amendment, in the form attached as Annex 1 to this Amendment (the "1997 Revolving Credit Notes");

            (c) a certificate of the Secretary or an Assistant Secretary of the Company as to the Company's articles or certificate of incorporation and bylaws as in effect on the effective date of this Amendment (and having copies thereof attached thereto or certifying that there has been no amendment thereto since the last date on which such constituent documents were delivered to the Agent and the Lenders pursuant to the Financing Agreement), as to the resolutions of the Company's Board of Directors (and shareholder approvals, if necessary) adopted in connection with the Company's execution and delivery of this Amendment and as to the incumbency of officers of the Company authorized to sign this Amendment, the 1997 Revolving Credit Notes and the other instruments, certificates and documents contemplated to be delivered by the Company in connection with the effectiveness of this Amendment;

            (d) an Officer's Certificate executed by an authorized officer of the Company to the effect that, both before and after giving effect to this Amendment (i) all representations and warranties of the Company set forth in the Financing Agreement and in any other document, instrument or agreement entered into in connection with the Financing Agreement (together with the Financing Agreement, the "Loan Documents") are true and correct in all material respects on and as of the date thereof and
        (ii) the Company is in compliance with all of the terms and provisions set forth in the Financing Agreement and the other Loan Documents;

            (e) confirmations duly executed and delivered by the Guarantors of their Guaranties in the form attached to this Amendment;

            (f) a legal opinion letter of Haskell Slaughter Young & Johnston, counsel for the Company, in such form and as to such matters relevant to the effectiveness of this Amendment as the Agent may reasonably request; and

            (g) such other documents, instruments and certificates as the Agent or any Lender may reasonably request in connection with the transactions contemplated by this Amendment.

        Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Financing Agreement and in the Loan Documents to "the Amended and Restated Financing Agreement," "the Financing Agreement," "hereunder," "hereof" and words of like import referring to the Financing Agreement, shall mean and be references to the Financing Agreement as amended by this Amendment. Except as expressly amended hereby, the Financing Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and
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     effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        Section 5.  Counterpart Execution; Governing Law.

            (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            (b) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia, without giving effect to principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          BUILDERS TRANSPORT, INC.,
                                            a Georgia corporation, as the
                                            Company

                                          By: /s/ T.M. Guthrie
                                            ------------------------------------
                                              Title: Vice President,
                                                     Administration and
                                                     Treasurer
                                               ---------------------------------

[CORPORATE SEAL]

ATTEST:

/s/ J. Ray Hardy
--------------------------------------
        [Assistant] Secretary

                                          THE CIT GROUP/BUSINESS CREDIT, INC.,
                                            a New York corporation, as Agent and
                                            as a Lender

                                          By: /s/ R. Bernier
                                            ------------------------------------
                                            Title: Vice President
                                            ------------------------------------

                                          NATIONAL BANK OF CANADA,
                                            a Canadian chartered bank

                                          By: /s/ C. Collie
                                            ------------------------------------
                                            Title: Vice President and Manager
                                            ------------------------------------

                                          By: /s/ Dan Shaw
                                            ------------------------------------
                                            Title: Assistant Vice President
                                            ------------------------------------
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                CONSENT, RELEASE AND CONFIRMATION OF GUARANTORS

Each of the undersigned, each a "Guarantor" as defined in the Amended and Restated Financing Agreement dated May 28, 1993 among Builders Transport, Inc., as borrower, The CIT Group/Business Credit, Inc., as Agent for the Lenders (as such term is defined therein) and as a Lender and National Bank of Canada, as a Lender, hereby acknowledges receipt of the foregoing Amendment and Waiver to Amended and Restated Financing Agreement and confirms for the benefit of the Agent and the Lenders, that each of the Guaranty or Non-Recourse Guaranty, as the case may be, dated January 3, 1992, as amended, executed and delivered by the undersigned continues in full force and effect as a guaranty in accordance with its terms and continues to be secured by any collateral therefor and that each of the undersigned hereby waives and releases any and all claims it may have against the Agent or any Lender or any of their respective shareholders, directors, employees or agents arising out of any event or circumstance existing on or prior to the date hereof and arising under the Original Financing Agreement (as defined in the aforesaid Amended and Restated Financing Agreement), the aforesaid Amended and Restated Financing Agreement, the Guaranty, the Non-Recourse Guaranty or any related document or in connection with the transactions contemplated thereby.

DATED: January 10, 1997

                                          BUILDERS TRANSPORT OF TEXAS, INC.

                                          By /s/ T.M. Guthrie
                                            ------------------------------------
                                            Name: T.M. Guthrie
                                            Title: Vice President,
                                             Administration and Treasurer

                                          CCG CORP.

                                          By /s/ T.M. Guthrie
                                            ------------------------------------
                                            Name: T.M. Guthrie
                                            Title: Vice President,
                                             Administration and Treasurer

                                          BUILDERS TRANSPORT, INCORPORATED

                                          By /s/ T.M. Guthrie
                                            ------------------------------------
                                            Name: T.M. Guthrie
                                            Title: Vice President,
                                             Administration and Treasurer
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                                                                         ANNEX 1

                                    FORM OF
                       SUPPLEMENTAL REVOLVING CREDIT NOTE

$                                                               January   , 1997

FOR VALUE RECEIVED, the undersigned, BUILDERS TRANSPORT, INC., a Georgia corporation (the "Company"), hereby absolutely and unconditionally promises to pay to the order of [THE CIT GROUP/BUSINESS CREDIT, INC./NATIONAL BANK OF CANADA] [("CITBC" or the "Agent")/("Lender")), with offices at [900 Ashwood Parkway, Atlanta, Georgia 30338, at its office/125 West 55th Street, New York, New York 10019, at the Agent's office (referred to below)], in lawful money of the United States of America and in immediately available funds, the principal amount of ----------------------- MILLION ----------------------- HUNDRED
----------- THOUSAND AND NO/100s DOLLARS ($           ) or such other
principal amount advanced pursuant to the Amended and Restated Financing Agreement (as hereinafter defined) under the Revolving Credit Line, such Revolving Loan advances shall be repaid on a daily basis as a result of the application of the proceeds of collections of the Accounts and the making of additional Revolving Loans as described in Section 3 of the Amended and Restated Financing Agreement. The Revolving Loans may be borrowed, repaid and reborrowed by the Company, provided that no single advance or overadvance may be outstanding more than thirty-five months from the date of such advance. A final balloon payment in the amount equal to the outstanding aggregate balance of principal and interest remaining unpaid, if any, under this Note as shown on the books and records of the Agent shall be due and payable on the earlier of one business day prior to December 31, 1999 or the termination of the Amended and Restated Financing Agreement.

The Company further absolutely and unconditionally promises to pay to the order of (CITBC/Lender) at the Agent's office [at 900 Ashwood Parkway, Atlanta, Georgia 30338], interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8, paragraph 1 of the Amended and Restated Financing Agreement.

If any payment on this Note becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Note is one of the Promissory Notes referred to in the Amended and Restated Financing Agreement, dated as of May 28, 1993, as the same may be amended and restated and in effect from time to time, pursuant to which this Promissory Note is delivered, among the Company, the Lenders and the Agent (the "Amended and Restated Financing Agreement"), and is subject to, and entitled to, all provisions and benefits thereof an is subject to optional and mandatory prepayment, in whole or in part, as provided therein. All capitalized terms used herein shall have the meaning provided therefor in the Amended and Restated Financing Agreement, unless otherwise defined herein.

The date and amount of the advances(s) made hereunder may be recorded on the grid page or pages which are attached hereto and hereby made part of this Note or the separate ledgers
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maintained by the Agent. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said grid page or such ledgers maintained by the Agent. All such advances, whether or not so recorded, shall be due as a part of this Note.

The Company confirms that any amount received by or paid to the Agent in connection with the Amended and Restated Financing Agreement and/or any balances standing to it credit on any of its accounts on the Agent's books under the Amended and Restated Financing Agreement be applied in reduction of this Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Note unless the Agent shall have actually charged such account or accounts for the purposes of such reduction or payment of this Note.

Upon the occurrence of any one or more of the Events of Default specified in the Amended and Restated Financing Agreement or upon termination of the Amended and Restated Financing Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, immediately due and payable as provided in the Amended and Restated Financing Agreement.

                                          BUILDERS TRANSPORT, INC.

                                          By:
                                            ------------------------------------
                                            Title:

ATTEST:

----------------------------------------------------
        [Assistant] Secretary